UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 26, 2006

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 26, 2006, the Board of Directors of The Boeing Company (the “Company”), upon the recommendation of the Governance, Organization and Nominating Committee, elected William M. Daley, Chairman of Midwest Region for JPMorgan Chase & Co., as a new director. Mr. Daley will be proposed to shareholders at the 2006 Annual Meeting of Shareholders for election as a director. Mr. Daley will serve on the Finance Committee. There was no arrangement or understanding between Mr. Daley and any other persons pursuant to which Mr. Daley was selected as a director and there are no related party transactions between Mr. Daley and the Company. A copy of the Company’s press release announcing the election of Mr. Daley is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Gen. John M. Shalikashvili, a director of the Company since 2000, informed the Board of Directors on February 27, 2006, that he will not stand for re-election when his term expires at the 2006 Annual Meeting of Shareholders. General Shalikashvili is retired chairman of the U.S. Department of Defense Joint Chiefs of Staff and former Commander-in-Chief of all U.S. forces in Europe. No disagreement with the Company caused in whole or in part Gen. Shalikashvili’s decision not to stand for re-election. He served on the Board’s Audit and Finance Committees, and chaired its Special Programs Committee. A copy of the Company’s press release announcing Gen. Shalikashvili’s decision is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2006, the Board of Directors amended and restated the Company’s By-Laws by increasing the number of directors from ten to eleven.

On February 27, 2006, the Board of Directors of the Company approved and adopted amendments to Article II, Sections 1 and 10 of the Company’s By-Laws to eliminate the Company’s classified Board. Prior to the By-Law amendments, Article II, Section 1 of the Company’s By-Laws provided for three classes of directors, with each director serving a three-year term. The amendment to Section 10 was a conforming amendment pursuant to the declassification of the Board.

Pursuant to the amendment, the entire Board of Directors will now be elected each year for a one year term. The term of all current directors will continue until the Company’s 2006 Annual Meeting of Shareholders, which is scheduled to be held on Monday, May 1. Each director elected at such meeting will have a one-year term ending at the 2007 Annual Meeting of Shareholders.

The foregoing summary of the By-Law amendments is qualified in its entirety by reference to the text of the amendments to the By-Laws, a copy of which is filed as Exhibit 3(ii) and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3(ii)	Amendments to the By-Laws of The Boeing Company, as adopted on February 27, 2006.

99.1	Press release dated February 28, 2006.

99.2	Press release dated February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ James C. Johnson
James C. Johnson Vice President, Corporate Secretary and Assistant General Counsel

Dated: March 2, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

3(ii)	Amendments to the By-Laws of The Boeing Company, as adopted on February 27, 2006.

99.1	Press release dated February 28, 2006.

99.2	Press release dated February 28, 2006.